UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 12, 2016

Global Digital Solutions, Inc.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-26361	22-3392051
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 South Flagler Drive, Suite 800 West
West Palm Beach, Florida 33401
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (561) 515-6163

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 12, 2016, The Securities and Exchange Commission filed a civil complaint against Global Digital Solutions, Inc. (GDSI) and two of its former officers and director, Richard J. Sullivan and David Loppert. The allegations involve violations of various sections of the Securities Exchange Act of 1934. The Company has engaged legal counsel to review and will respond accordingly upon review of the issues presented. The allegations, as they pertain to the Company, are limited to the actions of the individuals named and their alleged acts as employees of the Company. Attached is the link to the press release and Complaint filed by the SEC https://www.sec.gov/litigation/litreleases/2016/lr23618.htm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2016	By:	/s/ William J. Delgado